UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2018

U.S. LITHIUM, CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-55604	98-0514250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12340 Seal Beach Blvd. Suite B-190 Seal Beach, CA		90740
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (702) 866-2500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On December 3, 2018 FINRA announced that U.S. Lithium Corporation’s 1 for 40 reverse split would become effective for trading on Tuesday December 4, 2018.

The Board of Directors and the majority shareholders of the Company originally approved the reverse split on October 1, 2018 and a 14C describing the reverse was filed with the SEC and mailed to shareholders on October 22, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 3, 2018	U.S. Lithium Corp.

By: /s/ Gregory Rotelli
Gregory Rotelli
President & CEO

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